UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2015

TIME WARNER CABLE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Columbus Circle, New York, New York 10023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 364-8200

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Pursuant to a letter dated January 28, 2015, and as contemplated by the Agreement and Plan of Merger, dated as of February 12, 2014, among Comcast Corporation, Tango Acquisition Sub, Inc. and Time Warner Cable Inc. (the “Merger Agreement”), the “End Date” of the Merger Agreement has been extended to August 12, 2015.

The foregoing description of the letter, which is filed herewith as Exhibit 99.1, is qualified in its entirety by reference to the full text of such letter, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit	Description
99.1	Letter dated January 28, 2015 among Comcast Corporation, Tango Acquisition Sub, Inc. and Time Warner Cable Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.

By:	/s/ Arthur T. Minson, Jr.
Name:	Arthur T. Minson, Jr.
Title:	Executive Vice President and
Chief Financial Officer

Date:           January 29, 2015

EXHIBIT INDEX

Exhibit	Description
99.1	Letter dated January 28, 2015 among Comcast Corporation, Tango Acquisition Sub, Inc. and Time Warner Cable Inc.